Exhibit 99.1

Filed by Aviragen Therapeutics, Inc.

Pursuant to Rule 425 under the Securities Act of 1933, as amended

And deemed filed pursuant to Rule 14a-12

Of the Securities Exchange Act of 1934, as amended

Subject Company: Aviragen Therapeutics, Inc.

Commission File No.: 001-35285

Proposed Merger Presentation



UNLOCKING THE FULL POTENTIAL OF ORAL VACCINES

AVIRAGEN THERAPEUTICS

VAXART

December 19, 2017

Safe Harbor

This presentation contains forward-looking statements about Aviragen Therapeutics, Inc. and Vaxart Inc., and their respective businesses, business prospects, strategy and plans, including but not limited to statements regarding anticipated preclinical and clinical drug development activities and timelines and market opportunities. All statements other than statements of historical facts included in this presentation are forward looking statements. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “intends,” “likely,” “will,” “should,” “to be,” and any similar expressions or other words of similar meaning are intended to identify those assertions as forward-looking statements. These forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those anticipated. Factors that may cause actual results to differ materially from such forward-looking statements include those identified under the caption “Risk Factors” in the documents filed by Aviragen with the Securities and Exchange Commission from time to time, including its Proxy/Prospectus on Form S-4, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except to the extent required by applicable law or regulation, neither Aviragen nor Vaxart undertakes any obligation to update the forward-looking statements included in this presentation to reflect subsequent events or circumstances.

Additional Information About the Merger and Where to Find It

In connection with the merger, Aviragen and Vaxart have filed relevant materials with the Securities and Exchange Commission, or the SEC, including a registration statement on FORM S-4 that contains a prospectus and a joint proxy statement. Investors and security holders of Aviragen and Vaxart are urged to read these materials because they contain important information about Aviragen, Vaxart and the merger. The proxy statement, prospectus and other relevant materials, and any other documents filed by Aviragen with the SEC, may be obtained free of charge at the SEC web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Aviragen by directing a written request to: Aviragen Therapeutics, Inc. 2500 Northwinds Parkway, Suite 100, Alpharetta, GA 30009, Attention: Investor Relations. Investors and security holders are urged to read the proxy statement, prospectus and the other relevant materials before making any voting or investment decision with respect to the merger.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Aviragen and its directors and executive officers and Vaxart and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Aviragen in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the merger are included in the proxy statement/prospectus referred to above. Additional information regarding the directors and executive officers of Aviragen is also included in Aviragen Annual Report on Forms 10-K and 10-K/A for the year ended June 30, 2017. This document is available free of charge at the SEC web site (www.sec.gov) and from Investor Relations at Aviragen at the address described above.

Purpose of the Proposed Merger

- To create a biotech company with prospects for maximizing near-term and long-term value for our combined shareholders
- To access a proprietary technology platform, with broad applicability in the industry, in order to provide new medical benefits for patients in multiple therapeutic areas
- To use Aviragen's cash resources to provide shareholders with a fair percentage of the combined company and the opportunity to participate in a company with significant high-growth potential

Why Vaxart?

- We believe that Vaxart has a very compelling value proposition for our shareholders with its oral vaccine delivery capabilities to disrupt and take over the well-established injectable vaccine market and more importantly, launch new vaccine options
- Vaxart has delivered clinical proof of efficacy from its recently completed Phase 2 influenza challenge trial, and its Phase 1 norovirus immunogenicity study and we believe these data significantly de-risked its platform
- The combined company will be well-funded to advance its norovirus and HPV antiviral vaccine programs, and together with BTA074, the combined companies are poised to provide meaningful value-creating data readouts
- Vaxart's team has broad experience in antiviral drug and vaccine development to drive forward the combined pipeline

About the Transaction

VAXART

Merged Company

- Aviragen stockholders 40% / Vaxart stockholders 60%
  - Aviragen Therapeutics, Inc. valuation $60M
  - Vaxart, Inc. valuation $90M
- Company name will be Vaxart
  - Proposed NASDAQ ticker – "VXRT"
  - Seven board members; three from Aviragen
- Well-financed to achieve key near-term value creating milestones that include the BTA074 Phase 2 data and the Phase 2 norovirus challenge data
- Expected to close Q1 2018

VAXART

ORAL RECOMBINANT VACCINES



INNOVATIVE VACCINE PLATFORM

- Designed for wide range of recombinant antigens
- Broad immune responses
  - *- Systemic & mucosal*
- Significant platform benefits
  - *- Manufacturing*
  - *- Regulatory*

TABLET OFFERS IMPORTANT ADVANTAGES

- Ease of distribution, administration
- Patient acceptance
- Does not need to fit normal vaccine immunization schedules or "share needles"

HIGH VALUE PIPELINE

- Norovirus Vaccine
  - - 100% responders in Phase 1b
- Flu Phase 2 challenge study
  - *- BARDA funded ($15.7M)*
  - *- Proof of efficacy*
- First therapeutic vaccine for HPV

Robust Antiviral Clinical Pipeline Focused on Both Prophylactic and Therapeutic Products

VAXART

Tablet Vaccine	Trials Conducted to Date or in Progress				
	Preclinical	Phase 1	Phase 2	Phase 3	Marketed
Prophylactic					
Norovirus [1)]					
Influenza [2)]					
RSV					
Therapeutic					
HPV Vaccine					
Small Molecules					
HPV (BTA074)					
Rhinovirus (Vapendavir)					
RSV (non-F)					
Inavir®					
Relenza®					

1) Monovalent GI.1 norovirus vaccine has completed 2 Phase 1 studies. Bivalent norovirus vaccine to enter clinic in 2018.
2) Monovalent H1 flu vaccine completed phase 2 Proof of Concept efficacy study. Flu program to be partnered.

Innovative Vaccine Platform

Non-Replicating Ad5 Co-Delivers Genes coding for Antigen + Adjuvant

VAXART

VACCINE ANTIGEN
- Norovirus VP1
- Influenza HA

TLR3 ADJUVANT
- Molecularly Expressed dsRNA

ADENOVIRUS 5 (Ad5)
- Replication Incompetent



TABLETS
- Designed to Release the Vaccine in the Small Bowel





THE VAXART PLATFORM

Platform Designed for Wide Range of Recombinant Antigens	Adjuvant + Antigen Co-expressed has Potential Safety, Efficacy Benefits	Manufacturing Process can be Used for All VAXART Vaccines

Global Vaccines Market: $30 Billion + Annual Sales

VAXART

- **"Vaccines are among big pharma's best selling products"**
  - FT, April 26 2016
- **Vaccine Growth Trends**
  - Innovation
  - Elderly/Adult Vaccination
  - Vaccination for New Diseases
  - Emerging Market Expansion
- **Vaxart Platform: Engine for Hi-Value Vaccines**
  - Infectious Disease and Cancer

Vaccine Blockbusters (2015)

Prevenar® 13	$ 6.2 billion
GARDASIL.	$ 1.9 billion
ActHIB®	$ 1.5 billion
VARIVAX™	$ 1.5 billion
Fluzone®	$ 1.4 billion

Human Influenza Phase 2 Challenge Trial

Double Blind, Placebo Controlled, Active Comparator (QIV)

VAXART

- **A single dose administration of one of the following**
  - Arm 1: Vaxart Tablet Vaccine + placebo IM injection (n=60+10)
  - Arm 2: QIV injection + oral placebo tablet (n=60+12)
  - Arm 3: Placebo IM injection + oral placebo tablet (n=30+6)

- **Challenge at Day 90-120 post-randomization**

- **Primary endpoint: Reduction of PCR-confirmed influenza illness**
  - illness is defined as subjects experiencing at least one day with *symptoms among the acute influenza symptoms on the Flu-PRO; and
  - laboratory-confirmed infection

- **Additional post-hoc analysis: reduction of infection**
  - Detectable shedding by qRT-PCR, anytime after 36 hours post-challenge

Funded by HHS/ASPR/BARDA
$15.7 Million, contract no.: HHSO 100201500034C

Reduction in Illness and Infection Rates Similar to QIV

Reduction in Infection Rates Trended Superior to QIV


Illness Rates
60%
50%
40%
30%
20%
10%
0%
39%
27%
Vaxart Tablet Vaccine
QIV
Placebo

Protection against Illness Comparable to QIV


Infection Rates
80%
60%
40%
20%
0%
48%
38%
Vaxart Tablet Vaccine
QIV
Placebo
P=0.001
P=0.009

Reduced Infection Rates Trending Superior to QIV

Safety & Tolerability: Solicited Symptoms

Oral Tablet Vaccine was Well Tolerated

Solicited Symptom[1]	Placebo	VXA-A1.1	QIV
	(n=36)	(n=70)	(n=72)
Number of Subjects with Solicited Symptom TEAEs	15 (42%)	20 (29%)	26 (36%)
General Disorders and Nervous System Disorders			
Malaise/Fatigue	5 (14%)	3 (4%)	5 (7%)
Headache	7 (19%)	5 (7%)	6 (8%)
Myalgia/body aches	1 (3%)	1 (1%)	0
Fever	0	2 (3%)	0
Gastrointestinal Disorders			
Diarrhea	5 (14%)	4 (6%)	0
Abdominal Pain	1 (3%)	0	1 (1%)
Nausea	1 (3%)	4 (6%)	3 (4%)
Vomiting	0	0	1 (1%)
Local Symptoms			
Pain at injection site	1 (2.8%)	2 (2.9%)	10 (13.9%)
Tenderness at injection site	1 (2.8%)	3 (4.3%)	19 (26.4%)

[1] Selected Categories

Norovirus is a Significant Cause of Disease in the U.S.

Annual estimates of norovirus illnesses and associated outcomes


Estimated lifetime risk of norovirus
570-800
Deaths
1 in 5,000-7,000
56,000-71,000
Hospitalizations
1 in 50-70
400,000
Emergency Department Visits
1 in 9
1.7-1.9 Million
Outpatient Visits
1 in 2
19-21 Million
Total Illnesses
5 times

Source: CDC website (https://www.cdc.gov/norovirus/php/illness-outbreaks.html)

Norovirus: Oral Tablet Vaccine is a Key Differentiator



20M
About 20 million people get sick from norovirus each year, most from close contact with infected people or by eating contaminated food.
#1
Norovirus is the leading cause of disease outbreaks from contaminated food in the US.
70%
Infected food workers cause about 70% of reported norovirus outbreaks from contaminated food.
CDC

1) Sources: CDC Norovirus Illness: Key Facts

Mucosal Immunity Important For Protection Against Norovirus

- Correlates of protection from human challenge studies: rapid induction of mucosal IgA, serum IgA (Atmar, et al, *CVI*, 2015. Ramani, et al, *PlosPathogens* 2016)

IgA is Putative Mechanism of Protection

- IgA neutralizes the virus locally in the gut: first line
- Head to head comparison between IgG, mIgA, dIgA suggests IgA is a more potent neutralizing isotype (Sapparapu, et al, *PlosPathogens* 2016)

Vaccine Development

- GI and GII genotypes cause majority of disease
- Bivalent annual vaccine to cover GI.1 and GII.4 strains
- Vaxart and Takeda only companies in clinical trials

Commercial Strategy

- Add-on to annual influenza vaccination
- Targeted population based approach

Norovirus GI.1 - Phase 1b (Study 102)
Open Label, Dose and Schedule Optimization Study

- Study Objectives:
  - Primary: To further determine the safety of an oral tableted VXA-G1.1-NN norovirus vaccine with different dosing regimens
  - Secondary: To determine the immunogenicity of a VXA-G1.1-NN norovirus vaccine at multiple dose levels and dosing schedules
- Four cohorts receiving different dose levels, dosing regimens
  - 60 healthy adults age 18 – 49, four groups of 15 subjects each
  - Three low dose cohorts
  - One high dose cohort

Phase 1 Norovirus Solicited Symptoms

Most Events Mild in Severity (Days 0 - 7)

Solicited Symptom	Cohort 1	Cohort 2	Cohort 3	Cohort 4
	(n=15)	(n=15)	(n=15)	(n=15)
Number of Subjects with Solicited Symptom TEAEs	5 (33%)	8 (53%)	11 (73%)	3 (20%)
Gastrointestinal Disorders				
Diarrhea	0	1 (7%)	5 (33%)	1 (7%)
Abdominal Pain	1 (7%)	1 (7%)	3 (20%)	1 (7%)
Nausea	1 (7%)	2 (13%)	2 (13%)	0
General Disorders and Nervous System Disorders				
Malaise	2 (13%)	0	2 (13%)	1 (7%)
Feeling Hot	0	1 (7%)	0	0
Headache	4 (27%)	7 (47%)	9 (60%)	1 (7%)

- Unsolicited AEs (Days 0 – 28): no remarkable findings; most events mild
- No Serious Adverse Events

Cohort 1: Low Dose, Day 0, 7
Cohort 2: Low Dose, Day 0, 2, 4
Cohort 3: Low Dose, Day 0, 28
Cohort 4: High Dose, Day 0, 28

> 90% of Subjects in High Dose Group Responded by BT50 [1]

~ 4-Fold Increase in BT50 Titers at Day 28/56

VAXART

BT50 Geometric Mean Titer Increases after Vaccination



100
80
60
40
20
0
GMT
Low Dose D0, D7
Low Dose D0,2,4
Low Dose D0, 28
High Dose D0, 28
D0
D28
D56

Study/Group	D28 Response Rate (≥2X)	D56 Response Rate (≥2X)
102/High Dose	12/15 (80%)	14/15 (93%)

[1]) BT50, or Blocking Titer 50, measures the ability of subjects' serum to block interaction of norovirus VLPs with histo-blood group antigens. BT50 is a putative correlate of protection.

All Subjects in High Dose Group Responded by IgA-ASC, a Marker of Mucosal Immunity


Norovirus IgA ASC Responses
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Low D0,7
Low D0,2,4
Low D0,28
High D0,28
Initial Response
Final Response

ASC = Antibody Secreting Cells

Norovirus Oral Tablet Vaccine Results

VAXART

- Vaccine was well-tolerated
  - Solicited symptoms were mostly mild in severity
  - Headache was the most frequently reported adverse event

- Vaccine creates broad immune responses
  - Heavily skewed toward mucosal IgA - important correlate of protection for norovirus
  - Substantial increase in the memory cell populations, particularly memory IgA
  - Long-term persistent intestinal immune response – fecal IgA

Efficacy in HPV-derived Tumor Model in Mice (TC-1)



Study 1 small tumour, Immunize d7, 14, 21
Tumour volume (mm3)
2000
1500
1000
500
0
0 5 V 10 15 20 25 30 35 40 45 50 55 60
Day
Survival Study 1
Percent survival
100
80
60
40
20
0
15 20 25 30 35 40 45 50 55 60 65 70
Day
Study 2 Large tumour Immunize days 13, 20, 27
Tumour volume (mm3)
2000
1500
1000
500
0
0 10 v 20 30 40 50 60 70
Day
Survival Study 2
Percent survival
100
90
80
70
60
50
40
30
20
10
0
15 20 25 30 35 40 45 50 55 60 65 70 75 80
Day
G1 Untreated
G2 Ad-nr + Isotype control Ab
G3 Ad-nr + Anti-PD-1 Ab
G4 Ad-HPV16 + Isotype control Ab
G5 Ad-HPV16 + Anti-PD-1 Ab

Safety and Broad Immune Responses in Multiple Trials
More than 300 Subjects Dosed to Date

VAXART

CLINICAL TRIALS
Tablet Vaccines



Purpose:
- Safety
- Immunogenicity
- Dose ranging
- Efficacy

	Flu	RSV	Norovirus
SUBJECTS DOSED	176	46	106
SAFETY			
Favorable safety and tolerability profile			
EFFICACY			
Reduction in influenza illness comparable with the leading marketed quadrivalent intramuscular influenza vaccine			
BROAD IMMUNE RESPONSES			
Serum neutralizing antibodies (IgG)			
Mucosal homing B cells (IgA)			
T cells			

BTA074: First-in-Class Direct-Acting Antiviral Treatment for Condyloma

- BTA074 (teslexivir) is a first-in-class direct-acting topical antiviral for the treatment of condyloma, or anogenital warts, caused by human papillomavirus (HPV) types 6 & 11
- HPV infection
  - Most frequent sexually transmitted viral disease worldwide
  - Anogenital warts are the most common clinical manifestation of HPV infection
  - Highly infectious and transmitted to partner approximately 65% of the time
- Current treatments are suboptimal
  - Current therapies do not directly treat the HPV infection
  - Topical treatments exhibit significant local skin toxicities and have low clearance rates
  - Physician-applied treatments involve multiple visits and are often painful

Teslexivir Phase 2 CT4 Trial

Multi-center, randomized, double-blind, placebo-controlled trial in adult condyloma (anogenital warts) patients

- Primary efficacy endpoint is the complete clearance rate for baseline anogenital warts from the commencement of therapy to the end of the treatment (EOT) period
- Secondary efficacy endpoints include various efficacy assessments of clearance and wart area reduction for both baseline warts and post-baseline emergent warts, as well as the assessment of condyloma recurrence over a 3 month follow-up period (EOS), in patients who experience clearance
- Dosing: twice daily for up to 16 weeks in 218 patients
- Top-line efficacy and safety data: 2Q 2018


Dosing period
Follow-period for recurrence
n ≈ 140
Teslexivir 5% gel
n ≈ 70
Placebo gel
Week 0
Week 16
EOT
Week 28
EOS

Clinical & Regulatory Milestones

Recently Completed

- ✓ Q3 2017 - Reported positive top-line data from Phase 1b norovirus vaccine safety and immunogenicity trial
- ✓ Q3 2017 – Reported positive top-line data from Phase 2 influenza vaccine challenge trial
- ✓ Q4 2017 - Completed enrollment in Phase 2 CT4 trial with BTA074

Upcoming

- Q2 2018 - Top-line efficacy results from Phase 2 CT4 trial
- 1H 2018 – Initiate norovirus titration study
- 1H 2018 - File IND for bivalent norovirus vaccine
- 2H 2018 - Initiate Phase 2 norovirus challenge trial
- 2H 2018 - Initiate Phase 1 safety and immunogenicity study with bivalent norovirus vaccine
- 2H 2018 - File IND for HPV therapeutic vaccine

Veteran Management Team with Deep Experience in Vaccines and Immunology

VAXART

MANAGEMENT TEAM	RELEVANT EXPERIENCE (YEARS)	COMPANIES	EXPERTISE
WOUTER LATOUR, MD MBA CEO	20	SmithKline Beecham, NOVARTIS, TRINITY BIOSYSTEMS	Vaccines, Mucosal Delivery of Biopharmaceuticals
SEAN TUCKER, PHD Founder and CSO	20	Dow, Systemix, GENTERIC	Mucosal Immunology Gene Delivery
DAVE INGAMELLS VP Manufacturing	25	Genentech, IDEC, SAFC, BIOMARIN, OPTIMER	GMP Manufacturing, Process Development Adenoviral Vectors
DAVE LIEBOWITZ, MD PHD CMO	25	Immunex, AMGEN, Vivaldi Biosciences	Cancer, Immunology, Flu Vaccines
JOHN HARLAND, CPA MBA CFO	25	TRINITY BIOSYSTEMS, indigo Medical Consulting, ACCURAY, Neurobiological Technologies, Inc.	Biotech, Devices, Multiple Financing